                                                                   EXHIBIT 10(n)

                          CERTIFICATE OF DESIGNATIONS
                                      OF
                   8% CONVERTIBLE PREFERRED STOCK, SERIES A

                                      OF

                                EMB CORPORATION

     Pursuant to (S)415-15 and (S)415-16 of the Hawaii Business Corporation Law, the undersigned duly authorized officer of EMB CORPORATION, a Hawaii corporation (the "Company"), hereby certifies that the following resolution was duly adopted on August 18, 1997, by the Board of Directors of the Company pursuant to authority conferred on the Board of Directors by the provisions of the Restated Articles of Incorporation of the Company (as amended) and in accordance with the provisions of the Hawaii Business Corporation Law, and that said resolution has not been amended or rescinded and is in full force and effect at the date hereof:

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Company by the Corporation's Certificate of Incorporation, as amended to date, the Board of Directors hereby creates a new series of the Corporation's authorized but unissued preferred stock, no par value per share, to be designated "8% Convertible Preferred Stock, Series A" and to consist of 1,066,666 shares, and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof:

            1.   Number of Shares and Designation. The shares of this series of
                 --------------------------------
preferred stock shall be designated as "8% Convertible Preferred Stock, Series A," no par value per share (the "Series A Preferred Stock"), and the number of shares constituting this series shall be 1,066,666.

            2.   Definitions.  For purposes of the Series A Preferred Stock, the
                 -----------
following terms shall have the meanings indicated:

            "Board of Directors" shall mean the board of directors of the Company or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

            "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of Oklahoma City are authorized or obligated by law or executed order to close.

            "Common Stock" shall mean the Common Stock of the Company, no par value per share, and any capital stock of the Company which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, into which the Common Stock may hereafter be classified by appropriate amendment to the Corporation's Certificate of Incorporation, as amended.

                                EXH.10(n)-Page 1

                                                                   EXHIBIT 10(n)

            "Conversion Price" shall mean the shares of Common Stock into which the Series A Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section 8 hereof. The Conversion Price will be as defined in Section 8 hereof.

            "Dividend Payment Date" shall have the meaning set forth in Subsection 3.2 hereof.

            "Dividend Periods" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period which shall commence on the Original Issue Date.

            "Holders" shall mean the purchasers of the Series A Preferred Stock of the Company and their successors and assigns of record on the stock record books of the Company.

            "Liquidation Value" shall mean, as to each share of Series A Preferred Stock, the sum of $2.16.

            "Original Issue Date" shall mean the first date on which shares of Series A Preferred Stock are issued.

            "Person" shall mean any individual, firm, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Purchase Price" shall mean $1.85, the amount paid to the Company for each share of Series A Preferred Stock.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Transaction" shall have the meaning set forth in Subsection 8.6(a) hereof.

            3.   Dividends.
                 ---------

            3.1 General. The Holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of assets legally available therefor, dividends payable in Common Stock of the Company as provided in Section 3.2 hereof.

            3.2 Dividend Preference and Payment Dates. Such dividends shall be cumulative from the Original Issue Date, whether or not in any Dividend Period or Periods there shall be assets of the Company legally available for the payment of such dividends and whether or not such dividends are declared, and shall be payable upon conversion in arrears as provided in Section 8 hereof by the issuance of shares of the Common Stock of the Company valued at the lesser of (i) $1.85 per share, or (ii) an amount equal to seventy-five percent (75%) of the average closing bid prices of the Company's Common Stock on the five (5)

                                EXH.10(n)-Page 2

                                                                   EXHIBIT (10)n

business days preceding the Conversion Date. As used herein, the term "accrued" with respect to dividends includes both accrued and accumulated dividends.

          3.3  Computation of Dividends for Partial Dividend Periods; Payment of
Dividends on Shares Called for Redemption.    The amount of dividends payable
for each full Dividend Period for the Series A Preferred Stock shall be computed by dividing the annual dividend rate by four (rounded down to the nearest cent). The amount of dividends payable for the initial Dividend Period on the Series A Preferred Stock, or any other period shorter or longer than a full Dividend Period on the Series A Preferred Stock, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of shares of Series A Preferred Stock called for redemption on a redemption date falling between the close of business on a Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall, in lieu of receiving such dividend on the Dividend Payment Date fixed therefor, receive such dividend payment together with all other accrued and unpaid dividends on the date fixed for redemption (unless such Holder converts such shares in accordance with Section 8 hereof). No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which are in arrears.

          3.4  Priority and Dividend Participation/Parity Stock.   (a)  So long
as any shares of the Series A Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any class or series of stock of the Company ranking, as to dividends, on a parity with the Series A Preferred Stock, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the date of payment, or setting apart for payment, of such full cumulative dividends on such parity stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, upon the shares of the Series A Preferred Stock and any other class or series of stock ranking on a parity as to dividends with the Series Preferred Stock, all dividends declared upon shares of the Series Preferred Stock and all dividends declared upon such other stock shall be declared pro rata so that the amounts of dividends per share declared on the Series A Preferred Stock and such other stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series A Preferred Stock and on such other stock bear to each other.

          (b) So long as any shares of the Series A Preferred Stock are outstanding, no other stock of the Company ranking on a parity with the Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund or otherwise for the purchase or redemption of any shares of any such stock) by the Company (except by conversion into or exchange for stock of the Company ranking junior to the Series A Preferred Stock as to dividends and upon liquidation, dissolution or winding up) unless (a) the full cumulative dividends, if any, accrued on all outstanding shares of the Series A Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods and (b) sufficient funds shall have been set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock.

                                EXH.10(n)-Page 3

                                                                   EXHIBIT 10(n)

          3.5 Priority and Dividend Participation/Junior Stock. So long as any shares of the Series A Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment and no other distribution shall be declared or made or set apart for payment, in each case upon the Common Stock or any other stock of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up, nor shall any Common Stock nor any other such stock of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration.

          3.6  Dividend Participation with Common Stock after Payment of
Cumulative Dividends.   If the Company has paid the Holders of the Series A
Preferred Stock the full amount of the cumulative dividends thereon as required by this Section 3, and shall elect to declare additional dividends in any fiscal year out of funds legally available therefor, subject to the rights of the Holders of shares of any series or classes of stock ranking on a parity with or prior to the Series A Preferred Stock as to dividends, such additional dividends shall be declared and shall be paid on both the Series A Preferred Stock and the Common Stock equally, with the Series A Preferred Stock for this purpose being deemed converted into such number of shares of Common Stock (including fractions of a share) as each such share of Series A Preferred Stock is convertible on the date the dividend is declared.

          4.   Liquidation Value.
               ------------------

          4.1  General.   In the event of any liquidation, dissolution or
winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the Holders of Common Stock or any other series or class or classes of stock of the Company ranking junior to the Series A Preferred Stock upon liquidation, dissolution or winding up, the Holders of the shares of Series A Preferred Stock shall be entitled to receive $2.16 per share (the "Liquidation Value"). No payment on account of any liquidation, dissolution or winding up of the Company shall be made to the Holders of any class or series of stock ranking on a parity with the Series A Preferred Stock in respect of the distribution of assets upon dissolution, liquidation or winding up unless there shall likewise be paid at the same time to the Holders of the Series A Preferred Stock like proportionate amounts determined ratably in proportion to the full amounts to which the Holders of all outstanding shares of Series A Preferred Stock and the Holders of all outstanding shares of such parity stock are respectively entitled with respect to such distribution. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the Holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series A Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the Holders of shares of Series A Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable on such shares of Series A Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this
Section 4, (a) a consolidation or merger of the Company with one or more corporations or other entities, (b) a sale, lease, exchange or transfer of all or any part of the Corporation's assets or (c) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                                EXH.10(n)-Page 4

                                                                   EXHIBIT 10(n)

          4.2  Liquidation Participation with Common Stock after Payment of
Liquidation Preference.   Upon any liquidation, dissolution or winding up of the
Company, subject to the rights of the Holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series A Preferred Stock upon liquidation, dissolution or winding up, after payment shall have been made in full to the Holders of Series A Preferred Stock as provided in Subsection 4.1, the remaining assets of the Company available for distribution to stockholders shall be distributed among the Holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock).

          4.3  Notice of Liquidation, Dissolution or Winding Up.   Written
notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than 30 days prior to any payment date stated therein, to the Holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          5.   Transfers.
               ---------

          5.1  Transfer Restrictions.   Each certificate of Series A Preferred
Stock shall bear the customary securities law restrictive legend.

          5.2  Delivery of Certificate, Transfer Instructions and Transfer
Certificate.   Each certificate of Series A Preferred Stock presented for transfer, exchange or conversion:

               (a) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company or to its registrar therefor duly executed by such Holder or its attorney, duly authorized in writing; and

               (b) shall be accompanied by a Transferor Certificate in the form of Exhibit B.

          6.   Redemption.
               ----------

          6.1 Redemption at the Option of the Company. (a) In the event of any noticed conversion of the Preferred Stock at a conversion price of less than One Dollar and Twelve and One-Half Cents ($1.125) per common share then within ten
(10) business days of receipt of written notice of a Holder's right to convert as provided in Section 8 hereof, the Company may, at its option, redeem the shares of Series A Preferred Stock, in whole or in part, out of funds legally available therefor, subject to the notice provisions [and provisions for partial redemption described below], at an amount equal to one hundred and seventeen percent (117%) of the Purchase Price of the Holder's Series A Preferred Stock plus an amount equal to accrued and unpaid dividends, if any, to (and including) the date fixed for redemption, whether or not earned or declared (the "Redemption Price").

                                EXH.10(n)-Page 5

                                                                   EXHIBIT 10(n)

     (b) In the event the Company shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given promptly by first class mail, postage prepaid, mailed not less than one (1) day after its receipt of the notice from the Holder of his election to convert, to each such Holder of record of the shares to be redeemed, at such Holder's address as the same appears on the stock records of the Company. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) the conversion price of one share of Common Stock for each share of Series A Preferred Stock; and (vi) that dividends on the shares to be redeemed shall cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date, unless the Company shall be in default in providing money for the payment of the Redemption Price, (i) dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall be deemed no longer outstanding, and (iii) all rights of the Holders thereof as stockholders of the Company (except the right to receive from the Company the moneys payable upon redemption without interest thereon) shall cease. The Corporation's obligation to provide moneys in accordance with the preceding sentence shall be deemed fulfilled if, on or before the redemption date, the Company shall deposit with a bank or trust company having an office in the State of California, and having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust company that such funds be applied to the redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Company from time to time. Any funds so deposited and unclaimed at the end of three years from such redemption date shall be released or repaid to the Company, after which, subject to any applicable laws relating to escheat or unclaimed property, the Holder or Holders of such shares of Series A Preferred Stock so called for redemption shall look only to the Company for payment of the Redemption Price.

          In the event that the Company fails to pay in trust for the redemption of the shares of Series A Preferred Stock as provided herein, the Holders shall again have the right to convert their Series A Preferred Stock and the Company shall not have any further right to redeem the shares unless the Company simultaneously sends a written notice of redemption to the Holder or Holders and sends monies by wire transfer to them as directed by the Holders to a financial institution identified in their notice of conversion to the Company.

     (c) Upon surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Company at the applicable Redemption Price aforesaid. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as near as may be) or by any other method determined by the Company in its sole discretion to be equitable. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the Holder thereof.

                                EXH.10(n)-Page 6

                                                                   EXHIBIT 10(n)

     (d) For the purpose of determining whether funds are legally available for redemption of shares of Series A Preferred Stock as provided in this Subsection 6.1, the Company shall value its assets at the highest amount permissible under applicable law. If the funds of the Company legally available for redemption on any Redemption Date are insufficient to redeem the total number of shares requested to be redeemed on such date, those funds which are legally available shall, subject to the rights of any class or series of stock of the Company ranking, as to dividends or upon dissolution, liquidation or winding up, on a parity with the Series A Preferred Stock, be used to redeem the maximum possible number of shares requested to be redeemed ratably among the Holders of shares of Series A Preferred Stock requested to be redeemed based upon the aggregate Series A Redemption Price of such shares held by each such Holder. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. The redemption requirements provided hereby shall be continuous, so that at any time thereafter when additional funds of the Company are legally available for redemption of Series A Preferred Stock, such funds shall immediately be used to redeem the balance of any Series A Preferred Stock which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed, without further action by any Holder of Series A Preferred Stock.

     7.   Shares to be Retired.  All shares of Series A Preferred Stock
          --------------------
purchased, redeemed, exchanged or converted by the Company shall be retired and canceled and shall be restored to the status of authorized but unissued shares of the Corporation's preferred stock, without designation as to series and may thereafter be reissued.

     8.   Conversion.  Holders of shares of Series A Preferred Stock shall have
          ----------
the right to convert all or a portion of such shares (including fractions of such shares) into shares of Common Stock, as follows:

     8.1  Right to Convert.   Subject to and in compliance with the provisions
of this Section 8, a Holder of shares of Series A Preferred Stock shall have the right, at such Holder's option, to convert any of such shares into that number of shares of Common Stock determined by the "Conversion Price". The Conversion Price means an amount equal to the lesser of (a) One Dollar and Eighty-Five Cents ($1.85) per share or (b) Seventy-Five percent (75%) of the average closing bid price of the Common Stock during the five (5) trading days immediately preceding such conversion, provided, that the Holder shall have no right to convert shares of Series A Preferred Stock called for redemption pursuant to
Section 6 hereof, if the Company shall timely elect redemption and pay for the redemption of the shares of Series A Preferred Stock as provided herein. No fractional shares or securities representing fractional shares of Common Stock will be issued upon conversion. Instead, such amounts as would have been paid in fractional shares will be paid in cash as provided in subsection 8.3 hereof.

     (b) Notwithstanding any other provision herein contained, a maximum of 162,162 shares of the Preferred Stock may be converted on and after December 1, 1997.

     (c) Notwithstanding any other provision herein contained, a maximum of 162,162 shares of the Preferred Stock may be converted on and after January 1, 1998, plus any Preferred Shares which remain to be converted pursuant to Section
(b) above.

                                EXH.10(n)-Page 7

                                                                   EXHIBIT 10(n)

     (d) Notwithstanding any other provision herein contained, a maximum of 162,162 shares of the Preferred Stock may be converted on and after February 1, 1998, plus any Preferred Shares which remain to be converted pursuant to sections (b) and (c) above.

     (e) All of any remaining unconverted Preferred Shares will be convertible at any time on and after March 1, 1998.

     (f) So long as any Holder retains the right to convert Series A Preferred Stock, the Company will not, without the written consent of the Holders, issue any other series of Preferred Stock or other securities convertible into Common Stock, if the issuance of such Preferred Stock or other Convertible Securities is exempt from registration pursuant to Regulation D or Regulation S under the Securities Act, provided, however, that this limitation shall expire on the later of September 1, 1998, or nine (9) months following the effective date of the registration of the Series A Preferred Stock.

     8.2 Mechanics of Conversion. (a) In order to exercise the conversion right pursuant to Subsection 8.1 above, the Holder of each share of Series A Preferred Stock (or fraction thereof) to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Company or in blank, at the office of the Company, accompanied by written notice by mail or telecopy to the Company that the Holder thereof elects to convert Series A Preferred Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series A Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or such Holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Company demonstrating that such taxes have been paid or are not required to be paid).

     (b) Holders of shares of Series A Preferred Stock shall be entitled to receive the dividend payable on such shares upon their conversion into the Common Stock of the Company as provided in Section 8.1 hereof.

     (c) Within five (5) days after the surrender of certificates for shares of Series A Preferred Stock as aforesaid, the Company shall issue and shall deliver at such office to such Holder, or on such Holder's written order, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 8, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Subsection 8.4 hereof.

          In the event that the Common Stock issuable upon conversion of the Preferred Stock is not delivered, unless redeemed, within eight (8) business days of receipt by the Company of a valid Conversion Notice and the Preferred Stock to be converted (such date of receipt referred to as the "Conversion Date"), the Company shall pay to the Purchaser, by wire transfer, as non-cumulative additional interest for such failure and not as a penalty, for each of Preferred Stock sought to be converted, the greater of Three Hundred Dollars ($300.00) per day or .30 of one percent (.30%) of the face amount proposed to be converted, for

                                EXH.10(n)-Page 8

                                                                   EXHIBIT 10(n)

each day thereafter that the Conversion Shares are not delivered, which non-cumulative additional interest shall run from the ninth (9th) business day after the Conversion Date.

     (d) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Preferred Stock shall have been surrendered and such notice received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such Holder or Holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Company. All shares of Common Stock delivered upon conversion of the Series A Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable.

     8.3  Payment of Fractional Interests.   Instead of any fractional interest
in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series A Preferred Stock (or fraction thereof), the Company shall pay to the Holder of such share an amount in cash equal to $2.16 multiplied by the fraction of a share of Common Stock represented by such fractional interest. If more than one share shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

     8.4  Adjustments to $1.85 Maximum Conversion Price for Diluting Issues.

     (a)  Special Definitions.  For purposes of this Subsection 8.5, the
          -------------------
          following definitions shall apply:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 8.5(c), deemed to be issued) by the Company after the Original Issue Date other than shares of Common Stock issued or issuable at any time:

              (i)   upon conversion of shares of Series A Preferred Stock; or

              (ii) upon exercise of existing options to officers, directors or employees of, or consultants to, the Company pursuant to a stock option plan or other employee stock incentive program approved by the Board of Directors; or

              (iii) as a dividend or distribution on the Series A Preferred
                    Stock; or

              (iv) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii) or (iii) or this clause (iv).

                                EXH.10(n)-Page 9

                                                                   EXHIBIT 10(n)

          "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

     (b)  No Adjustment of Conversion Price.  No adjustment in the number of
          ---------------------------------
shares of Common Stock into which the Series A Preferred Stock is convertible shall be made, by adjustment in the Conversion Price of Series A Preferred Stock in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the greater of (i) market value of the Common Stock in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (ii) $1.85 per share.

     (c)  Issue of Securities Deemed Issue of Additional Shares of Common Stock.
          ---------------------------------------------------------------------

          (i)  Options and Convertible Securities.  In the event the Company at
               ----------------------------------
               any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of Holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 8.5(e) hereof), of such Additional Shares of Common Stock would be less than the greater of (1) market value of the Common Stock on the date thereof, or (2) $1.85 per share:

               (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

               (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the

                               EXH.10(n)-Page 10

                                                                   EXHIBIT 10(n)

                    occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

               (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                    (1) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise, of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                    (2) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Subsection 8.5(e) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

               (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (1) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                               EXH.10(n)-Page 11

                                                                   EXHIBIT 10(n)

               (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

               (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Subsection 8.5(c)(i) as of the actual date of their issuance.

          (ii) Stock Dividends, Stock Distributions and Subdivisions. In the event the Company at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

               (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of Holders of any class of securities entitled to receive such dividend or distribution, or

               (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

          If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Subsection 8.5(c)(ii) as of the time of actual payment of such dividend.

     (d) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue or shall be deemed to issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 8.5(c), but excluding Additional Shares of Common Stock issued pursuant to Subsection 8.5(c)(ii), which event is dealt with in Subsection 8.5(f) hereof) without consideration or for a consideration per share less than the greater of $1.85 or market value on the date of and immediately prior to such issue, then and in such issue, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Convertible Preferred Stock is convertible, to a price determined by multiplying such

                               EXH.10(n)-Page 12

                                                                   EXHIBIT 10(n)

Conversion Price by a fraction (x) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Series A Preferred Stock or Convertible Securities or upon exercise of any outstanding Options), plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (y) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding Options), plus (2) the number of such Additional Shares of Common Stock so issued.

     (e)  Determination of Consideration.  For purposes of this Subsection 8.5,
          ------------------------------
the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (i)  Cash and Property: Such consideration shall:
               -----------------

               (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

               (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

               (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

          (ii) Options and Convertible Securities.  The consideration per
               ----------------------------------
               share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 8.5(c)(i), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the

                               EXH.10(n)-Page 13

                                                                   EXHIBIT 10(n)

               maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (f)  Adjustment for Dividends, Distributions, Subdivisions, Combinations or
          ----------------------------------------------------------------------
Consolidation of Common Stock.
-----------------------------

          (i)  Stock Dividends, Distributions or Subdivisions.  In the event
               ----------------------------------------------
               the Company shall issue Additional Shares of Common Stock pursuant to Subsection 8.5(c)(ii) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

          (ii) Combinations or Consolidations.  In the event the outstanding
               ------------------------------
               shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     (g)  Adjustment for Merger or Reorganization, etc.  (i)  In case of any
          ---------------------------------------------
recapitalization, reorganization, reclassification, consolidation, merger or the conveyance of all or substantially all of the assets of the Company pursuant to which the Holders of Common Stock are entitled to receive (either directly or on subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (an "Organic Change"), each of the Holders of Series A Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock acquirable and receivable upon conversion of such Holder's Series A Preferred Stock, such shares of stock, securities or assets as such Holder would have received if such Holder had converted its Series A Preferred Stock immediately prior to such Organic Change. In each such case, the Company shall also make appropriate provisions to insure that each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a Holder of the number of shares of Common Stock of the Company deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or conveyance and that appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. The Company shall not effect any such Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations set forth herein.

                               EXH.10(n)-Page 14

                                                                   EXHIBIT 10(n)

          (ii) For purposes of this Subsection 8.5(g), any amounts of cash or other consideration payable to any stockholder of the Company in connection with any such Organic Change, such as, by way of example only, any employment contracts, consulting contracts or noncompete payments which result in payments to such stockholder in excess of 150% of his or her current compensation, shall be deemed a part of the total consideration payable in connection with such Organic Change.

     8.5  No Impairment.   The Company will not, by amendment of its Restated
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Series A Preferred Stock against impairment.

     8.6  Certificate as to Adjustments.   Whenever the Conversion Price is
adjusted as herein provided, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price, the facts requiring such adjustment and upon which such adjustments are based and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder of each share of Series A Preferred Stock at such Holder's last address as shown on the stock records of the Company.

     8.7  Deferral of Issuance of Additional Shares.   In any case in which
Subsection 8.5 provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for conversion pursuant to
Section 8 occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (a) issuing to the Holder of any share of Series A Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (b) paying to such Holder any amount in cash in lieu of any fraction pursuant to Subsection 8.4 hereof.

     8.8  Computation of Outstanding Common Stock.   For purposes of this
Section 8, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company or any corporation controlled by the Company.

     8.9  Multiple Adjustments in a Single Transaction.   Notwithstanding any
other provision herein to the contrary, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan shall not be deemed to constitute an issuance of Common Stock. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 8. If any action or transaction would require adjustment of the Conversion Price

                               EXH.10(n)-Page 15

                                                                   EXHIBIT 10(n)

pursuant to more than one Section of this Section 8, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

     8.10 Further Adjustment by the Board of Directors.   In case the Company
shall take any action affecting the Common Stock, other than action described in this Section 8, which in the opinion of the Board of Directors may materially adversely affect the conversion rights of the Holders of the shares of Series A Preferred Stock, the Conversion Price for the Series A Preferred Stock shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

     8.11 Payment of Documentary Stamp and Transfer Taxes.   The Company will
pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the shares of Series A Preferred Stock (or any other securities issued on account of the Series A Preferred Stock pursuant hereto) or shares of Common Stock on conversion of the Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Series A Preferred Stock (or any other securities issued on account of the Series A Preferred Stock pursuant hereto) or shares of Common Stock in a name other than the name in which the shares of Series A Preferred Stock with respect to which such Common Stock shares are issued were registered and the Company shall not be required to make any issue or delivery unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been paid or is not required to be paid.

     8.12 Reservation of Common Stock.   The Company shall reserve and keep
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Convertible Preferred Stock.

     9.   Ranking.  Any class or classes of stock of the Company shall be deemed
          -------
to rank:

     (a) prior to the Series A Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if the Holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Series A Preferred Stock;

     (b) on a parity with the Series A Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the Holders of such class of stock and the Series A Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation prices, without preference or priority of one over the other; and

                               EXH.10(n)-Page 16

                                                                   EXHIBIT 10(n)

     (c) junior to the Series A Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the Holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of shares of such stock.

     10.  Voting.
          ------

     10.1 Voting Rights with Common Stock.   Except as described below or as
required by law, Holders of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock of the Company into which such Series A Preferred Stock could be converted and shall have the voting rights and powers equal to the voting rights and powers of the Common Stock (voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders' meeting in accordance with the By-Laws of the Company. With respect to matters affecting only the Series A Preferred Stock, each outstanding share of Series A Preferred Stock will be entitled to one vote. In either case described in this Section 10, shares held by the Company or any entity controlled by the Company shall be excluded and shall have no voting rights.

     11.  Events of Default.
          -----------------

     11.1 Events of Default Defined.   Each of the events specified in the
following Subsections 11.1(a) through (f) shall, upon written notice of default from Holders of a majority of the outstanding shares of Series A Preferred Stock, be an Event of Default, provided that an Event of Default may be waived in writing by such Holders:

          (a) the Company shall breach or default in the performance of or compliance with, any representation or warranty, covenant, agreement, condition or term contained in the Series A Preferred Stock Purchase Agreement which is then applicable or this Certificate of Designations, including the payment of any dividend or redemption amount hereunder, and such default shall not have been remedied within 90 days after written notice thereof shall have been given to the Company; or

          (b) the Company shall default in the payment when due of any principal or interest on any material debt instrument or shall default under or fail to perform or observe any material terms, covenant or agreement contained in, any agreement, document or instrument to which it is a party or to which it or its assets are bound, including any obligation for borrowed money or for the purchase price of property, and such default or failure to perform shall continue and remain unwaived by the obligee for more than 90 days or any shorter or longer applicable period of grace therein specified, except where the Company is in good faith and through appropriate proceedings contesting such default or failure to perform; or

          (c) the Company or any operating subsidiary shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or

                               EXH.10(n)-Page 17

                                                                   EXHIBIT 10(n)

               an order for relief is entered against the Company or such operating subsidiary under any bankruptcy laws or the Company or any such operating subsidiary shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting the material allegations of a petition filed against the Company or such operating subsidiary in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or such operating subsidiary, or the Company or its board of directors or its stockholders shall take any action looking to the dissolution or liquidation of the Company or such operating subsidiary and such has not been remedied within 30 days after written notice thereof shall have been given to the Company; or

          (d) within 60 days after the commencement of any proceeding against the Company or such operating subsidiary seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or such operating subsidiary of all or any substantial part of the properties of the Company or such operating subsidiary, such appointment shall not have been vacated; or

          (e) a final judgment which, together with other outstanding final judgments against the Company, exceeds an aggregate of $500,000, shall be rendered against the Company and within 90 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or, within 60 days after the expiration of any such stay, such judgment shall not have been discharged; or

          (f) the Company fails to make any redemption payment with respect to the Series A Preferred Stock which it is obligated to make hereunder, whether or not such payment is then legally permissible or is prohibited by any agreement to which the Company is subject.

     11.2 Other Remedies.   The Holders of a majority of the Series A Preferred
Stock outstanding at the time of any Event of Default may proceed to protect and enforce the rights of said Holders by a suit in equity, action at law or other appropriate proceeding, including but not limited to the enforcement of any rights under any of the other documents executed and delivered in connection herewith, for the specific performance of any agreement contained herein or in any other documents executed and delivered in connection herewith, or for any injunction against a violation of any of the terms or provisions hereof or thereof or in aid of the exercise of any power granted hereby or thereby or by law. The Company will pay to the Holders thereof such further amount as shall be sufficient to cover the cost and expense of any action instituted by the Holders upon such Event of Default, including (without limitation) reasonable attorneys fees. If the Holders shall give any notice or take any action in respect of a claimed default, the Company will

                               EXH.10(n)-Page 18

                                                                   EXHIBIT 10(n)

forthwith give written notice thereof to all other such Holder at the time outstanding, describing the notices or action and the nature of the claimed default. No course of dealing and no delay on the part of any Holders in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holders' rights. No remedy conferred hereby or by any of the other documents executed and delivered in connection herewith shall be exclusive of any other remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

     12.  Covenants.  In addition to any other rights provided by law or
          ---------
agreement so long as any shares of the Series A Preferred Stock remain shall be outstanding, without first obtaining the affirmative vote or written consent of the Holders of not less than 50% of the shares of Series A Preferred Stock then outstanding (as adjusted for all subdivisions and combinations), the Company shall not:

          (a) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock;

          (b) issue or sell any shares of its capital stock, or any rights or options to acquire any shares of its capital stock, other than
               (i) issuances of Common Stock upon conversion of the Series A Preferred Stock, (ii) issuances of Common Stock or Series A Preferred Stock in the form of dividends payable on shares of outstanding Common Stock or Series A Preferred Stock, respectively, and (iii) upon exercise of options granted subsequent to the date hereof at prices in excess of the greater of (a) $1.85 per share or (b) market value as of the date of any such grant to officers, directors or employees of, or consultants to, the Company pursuant to a stock option plan or other employee stock incentive program approved by the Board of Directors;

          (c) cause or permit, or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a lien or liens except:

               (i) liens securing taxes, assessments or governmental charges or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons, none of which are in default or delinquent;

               (ii) liens incurred or deposits made in the ordinary course of business (A) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property; and

                               EXH.10(n)-Page 19

                                                                   EXHIBIT 10(n)

               (iii) attachment, judgment and other similar liens arising in connection with any court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

               (iv) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property provided they do not in the aggregate materially detract from the value of said properties or materially interfere with their use in the ordinary conduct of the Corporation's business; and

               (v) liens arising out of debt authorized by the requisite vote of the Board of Directors.

          (d) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock;

          (e) change the general character of its business as constituted as of the Original Issue Date;

          (f) except as otherwise provided herein, apply any of its assets to redeem, retire, purchase or otherwise acquire any capital stock of the Company;

          (g) enter into any material transaction, including, without limitation, the purchase, sale, lease, rental or exchange of property or the rendering of any service, with an affiliate, employee, officer, director or shareholder or engage in any transaction not in the normal course of business with any supplier, customer or any other person unless approved by the Board of Directors of the Company;

          (h) grant to any future purchaser of its securities any rights to register such securities under the Securities Act that are more favorable than those provided to the Holders of the Series A Preferred Stock pursuant to the 8% Convertible Preferred Purchase Agreement and will not grant any registration rights to any future purchaser of its securities unless such registration rights shall provide that (i) they are subject to the rights of the Holders of the Series A Preferred Stock to the extent that if the managing underwriter of any offering which includes shares of Common

                               EXH.10(n)-Page 20

                                                                   EXHIBIT 10(n)

               Stock into which the Series A Preferred Stock is convertible determines that marketing factors require the limitation of the number of shares of such Common Stock or other securities to be included in the offering, the securities of the Company held by such future purchasers of its securities shall be excluded from such registration to the extent required by such limitation before the exclusion of any shares of Common Stock into which the Series A Preferred Stock is convertible, and (ii) such securities as are excluded from registration shall not be offered to the public until at least [180] days following the completion of the offering of the securities included in the registration.

          (i) issue any of its equity securities for consideration other than cash, other than (i) issuances of Common Stock upon conversion of the Series A Preferred Stock, (ii) issuances of Common Stock or Series A Preferred Stock in the form of dividends payable on shares of outstanding Common Stock or Series A Preferred Stock, respectively, (iii) issuances of up to 1,250,000 shares (which number shall be proportionately adjusted in the case of recapitalizations, stock splits, stock dividends or combinations of shares) of Common Stock upon exercise of options therefor to officers, directors or employees of, or consultants to, the Company pursuant to a stock option plan or other employee stock incentive program approved by the Board of Directors, and (iv) acquisitions of other companies or assets related to the business of the Company;

          (j) make or permit to remain outstanding any loan or advance to, or extend credit other than credit extended in the normal course of business to any Person who is not an affiliate of the Company, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that the Company
                                                        ------
               or any subsidiary may:

               (i) own, purchase or acquire (A) certificates of deposit of commercial banks organized under the laws of the United States (having a capital and surplus in excess of $50,000,000) and (B) obligations of the United States Government or any agency thereof, and obligations guaranteed by the United States Government, in each case due within one year from the date of purchase and payable in the United States in United States dollars;

               (ii) endorse negotiable instruments for collection or deposit in the ordinary course of business; and

               (iii) permit to make and remain outstanding indebtedness
                     permitted by clause (d) of this Section 13.

     13.  Record Holder.  The Company may deem and treat the record Holder of
          -------------
any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

                               EXH.10(n)-Page 21

                                                                   EXHIBIT 10(n)

     14.  Notice.  Except as may otherwise be provided for herein, all notices
          ------
referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt. In the case of a notice of conversion given to the Company as contemplated in Subsection 8.3 hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: if to the Company, to its offices at 3200 Bristol Avenue, 8th Floor, Costa Mesa, California 92626, or such other place as designated in a written notice to the Holders of the Series A Preferred Stock, or other agent of the Company designated as permitted by this Certificate, or, if to any Holder of the Series A Preferred Stock, to such Holder at the address of such Holder of the Series A Preferred Stock as listed in the stock record books of the Company; or to such other address as the Company or Holder, as the case may be, shall have designated by notice similarly given.

     IN WITNESS WHEREOF, this Certificate has been executed on behalf of the Company by the undersigned on the 20th day of August, 1997.

                               EMB CORPORATION



                               By: /s/ James E. Shipley
                                   -----------------------------------
                                       James E. Shipley, President

                               EXH.10(n)-Page 22

                                                                   EXHIBIT 10(n)

                               TABLE OF CONTENTS
                                                                   Exhibit 10(n)
                                                                       Page

1.          Number of Shares and Designation...........................  1
            --------------------------------

2.          Definitions................................................  1
            -----------

3.          Dividends..................................................  2
            ---------
            3.1  General...............................................  2
            3.2  Dividend Preference and Payment Dates.................  2
            3.3  Computation of Dividends for Partial
                  Dividend Periods; Payment of Dividends on
                  Shares Called for Redemption.........................  3
            3.4  Priority and Dividend Participation/Parity Stock......  3
            3.5  Priority and Dividend Participation/Junior Stock......  4
            3.6  Dividend Participation with Common Stock after
                  Payment of Cumulative Dividends......................  4

4.          Liquidation Value..........................................  4
            ------------------
            4.1  General...............................................  4
            4.2  Liquidation Participation with Common Stock after
                  Payment of Liquidation Preference....................  5
            4.3  Notice of Liquidation, Dissolution or Winding Up......  5

5.          Transfers..................................................  5
            ---------
            5.1  Transfer Restrictions.................................  5
            5.2  Delivery of Certificate, Transfer Instructions and
                  Transfer Certificate.................................  5

6.          Redemption.................................................  5
            ----------
            6.1    Redemption at the Option of the Company.............  5

7.          Shares to be Retired.......................................  7
            --------------------

8.          Conversion.................................................  7
            ----------
             8.1  Right to Convert.....................................  7
             8.2  Mechanics of Conversion..............................  8
             8.3  Payment of Fractional Interests......................  9
             8.4  Adjustments to $1.85 Maximum Conversion Price
                   for Diluting Issues.................................  9
             8.5  No Impairment........................................ 15
             8.6  Certificate as to Adjustments........................ 15
             8.7  Deferral of Issuance of Additional Shares............ 15
             8.8  Computation of Outstanding Common Stock.............. 15
             8.9  Multiple Adjustments in a Single Transaction......... 16
             8.10 Further Adjustment by the Board of Directors......... 16
             8.11 Payment of Documentary Stamp and Transfer Taxes...... 16
             8.12 Reservation of Common Stock.......................... 16

                                EXH.10(n)-Page i

                                                                   EXHIBIT 10(n)

9.          Ranking.................................................... 16
            -------

10.         Voting..................................................... 17
            ------
            10.1    Voting Rights with Common Stock.................... 17

11.         Events of Default.......................................... 17
            -----------------
            11.1    Events of Default Defined.......................... 17
            11.2    Other Remedies..................................... 19

12.         Covenants.................................................. 19
            ---------

13.         Record Holder.............................................. 22
            -------------

14.         Notice..................................................... 22
            ------


                               EXH.10(n)-Page ii